united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-23128

Centerstone Investors Trust

(Exact name of registrant as specified in charter)

135 5th Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

Philip Santopadre, Gemini Fund Services, LLC

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-503-5789

Date of fiscal year end: 3/31

Date of reporting period: 3/31/19

Item 1. Reports to Stockholders.

CENTERSTONE
INVESTORS

2019 ANNUAL REPORT

March 31, 2019

CENTERSTONE INVESTORS FUND

CLASS I	CLASS A	CLASS C
CENTX	CETAX	CENNX

CENTERSTONE INTERNATIONAL FUND

CLASS I	CLASS A	CLASS C
CINTX	CSIAX	CSINX

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Northern Lights Distributors, LLC.
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.centerstoneinv.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker -dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers, if any, are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Centerstone Funds. This and other important information about the Funds are contained in the prospectus, which can be obtained by calling 877.314.9006. The prospectus should be read carefully before investing.

The Centerstone Funds are distributed by Northern Lights Distributors, LLC, Member FINRA/ SIPC. Centerstone Investors, LLC is not affiliated with Northern Lights Distributors, LLC.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019

TABLE OF CONTENTS

3	CENTERSTONE’S DISTINCT INVESTMENT APPROACH

4	CENTERSTONE’S OPERATING PRINCIPLES

5	CENTERSTONE’S GUIDELINES TO INTELLIGENT INVESTING

6	SHAREHOLDER LETTER

CENTERSTONE INVESTORS FUND

10	Centerstone Investors Fund Overview

12	Portfolio of Investments

CENTERSTONE INTERNATIONAL FUND

18	Centerstone International Fund Overview

20	Portfolio of Investments

25	STATEMENTS OF ASSETS AND LIABILITIES

27	STATEMENTS OF OPERATIONS

28	STATEMENTS OF CHANGES IN NET ASSETS

FINANCIAL HIGHLIGHTS

30	Centerstone Investors Fund

32	Centerstone International Fund

34	NOTES TO FINANCIAL STATEMENTS

54	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

56	FUNDS’ EXPENSES

58	SUPPLEMENTAL INFORMATION

65	PRIVACY NOTICE

67	TRUSTEES & OFFICERS

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	1

2	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE’S DISTINCT INVESTMENT APPROACH

(Unaudited)

Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not “equity” analysts. Business analysis is a more holistic approach which includes the entirety of a firm’s capital structure and allows us, in our opinion, to more accurately gauge the prospects for impairment in business value.

“Successful investing requires a strong dose of common sense. As a result, we approach security analysis from a different perspective. We are business analysts, not ‘equity’ analysts.”

As the name of the firm states, we are investors, which implies a long-term time horizon. Since most peers operate on an annual cycle, they attempt to maximize short-term gains. Being privately owned with an employee ownership culture allows us, in our opinion, to more effectively align our interests with our investors.

We define risk simply as the chance for permanent loss of capital. Our distinct investment approach seeks to minimize losses at a portfolio level by trying to have adequate diversification of risks. We will default to cash and high quality bonds in the absence of qualifying investments. It is our belief that our risk management techniques on a security-level and portfolio-level attempt to address the risk most commonly defined by shareholders: volatility.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	3

CENTERSTONE’S OPERATING PRINCIPLES

(Unaudited)

TIME HORIZON

♦	Long-term investment horizon

♦	Emphasis on long-term earnings power, rather than current earnings

MARGIN OF SAFETY AND INTRINSIC VALUE

♦	Invest in a security after we have determined that the market price is lower than its intrinsic value, the difference being our margin of safety

♦	Margin of safety affords us a cushion to potentially avoid paying more than its intrinsic value

SEEK TO MANAGE RISK THROUGH BOTTOM-UP RESEARCH

♦	In our opinion, it is important to avoid highly leveraged businesses, specifically because they are more exposed to an impairment of value during periods of industry or economic distress

♦	Focus our efforts on understanding the likelihood of a change in the earnings power of a business due to changing competitive dynamics, technological challenges and regulations, among other factors

♦	In most cases, we will avoid shareholder-unfriendly businesses as it relates to management’s capital allocation decisions

GENERAL MARKET RISK WITHIN A BOTTOM-UP APPROACH

♦	In environments with an insufficient margin of safety, fully invested portfolio mandates can become too exposed to the risk of loss by owning potentially overvalued securities, while a more flexible policy may help to reduce that risk by holding a reserve in cash and high quality debt instruments

4	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

(Unaudited)

CENTERSTONE'S GUIDELINES TO INTELLIGENT INVESTING

A long-term time horizon and the avoidance of permanent capital loss are the keys to a successful investment strategy

Business quality, balance sheet quality, and management quality are as important as price in considering the difference between an investment and speculation

The flexibility to hold reserves is an important tool in the event that bottom-up search yields few opportunities

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	5

Abhay Deshpande, CFA chief investment officer	DEAR FELLOW CENTERSTONE SHAREHOLDERS,

It is often said that life is like a rollercoaster—it does not only consist of highs. The same holds true for the markets. For the fiscal year ended March 31, 2019 the markets corrected themselves from their highs followed by swings back up. This pattern has now become the new normal, and as a result, Main Street is treating the markets with caution.

It seems that Main Street is living with the memories of the last economic crisis in mind and is worried that the next recession will replicate the damage of the last one. My opinion has been that there are few reasons to worry over a global recession because there are few common cause variables that affect all economies across the world. The most likely path is that global growth settles back into the slow-growth “muddle through” pattern that it has been in since the end of the last era. This rollercoaster pattern that the market has become accustomed to has provided entry points for us, as we tune out the noise and focus on the fundamentals.

COUNTER-CYCLICAL INVESTING

As mentioned, we took advantage of the steep down swings throughout the fiscal year by adding several new positions. This is the most active I remember being since the summer of 2011. Clearly, the volatility has been irksome but it has allowed us to deploy more of our reserves* and become more meaningfully invested. This counter-cyclical behavior is normal for us and is a function of the intrinsic value-based approach that we practice. In other words, provided that intrinsic values have not been impaired, we will typically be more aggressive as stock prices decline. By contrast, when discounts narrow, our reserves* will usually trend upward.

In the most recent months, we have been favoring some more cyclical names which, although leaders in their respective industries, often do have volatile end markets and therefore volatile results over time. However, we have chosen those that we believe will either maintain or grow their market shares, have

6	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

SHAREHOLDER LETTER
March 31, 2019

decent balance sheets and management teams that are working in your favor. The result of this is that since the Funds have less ballast, they will likely find themselves more exposed to market volatility. This dynamic is part of our absolute value-oriented approach in that our reserves* will tend to move counter to the size of the opportunity set.

INTERNATIONAL INVESTING

I have been making the case for international investing, on and off, for almost 30 years and have watched as market leadership has shifted from US to non-US equities many times over my career. For instance, the US for most of its history was the world’s leader when it came to corporate governance, shareholder protection, property rights and of course innovation. The developed non-US economies have mostly caught up and now much of the developing Asian market economies are closing the gap. It is becoming harder to justify valuation gaps based on historic reasons, which conflicts with our calculations that show a historically wide gap between US and non-US valuations (favoring US stocks).

Regardless though, in hindsight, the diversified approach I have taken helped to offset, for example, the rather tepid US stock market recovery after the bursting of the technology bubble in 2000, as non-US stocks greatly outperformed US stocks right until the financial crisis. It is just one example but there have been enough others to suggest that it is always good to be diversified across asset classes and geographies despite what popular opinion might suggest or what trailing numbers say.

THREE YEAR ANNIVERSARY

As our young Funds approach their 3-year birthdays this May, let me again take this opportunity, on behalf of all of us at Centerstone Investors, to thank you for your support in these early days. It is because of you that our Fund flows have been steady and we have been able to grow through this tumultuous period. I am sure the year will have many surprises but we are optimistic that Centerstone Funds will continue to rise to the challenge.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	7

DISCUSSION OF FUND PERFORMANCE

CENTERSTONE INVESTORS FUND

For the fiscal year ended March 31, 2019, the Centerstone Investors Fund Class I shares (CENTX) returned -0.02%, Class A shares (CETAX) returned -0.25% and Class A shares with a sales charge (CETAX) returned -5.27% compared with 2.60% for the MSCI ACWI Index and 4.01% for the MSCI World Index, respectively. The Fund’s reserves* made up 16.52% of the portfolio on average for the fiscal year and 12.83% of the portfolio as of March 31, 2019.

During the fiscal year, the Centerstone Investors Fund’s five largest contributors to performance were Versum Materials (United States, US Equity, Information Technology), O’Reilly Automotive (United States, US Equity, Consumer Discretionary), Dentsply Sirona (United States, US Equity, Health Care), Now (United States, US Equity, Industrials) and Indocement (Indonesia, Foreign Equity, Materials), collectively adding 2.62% to performance. The five largest detractors were Mekonomen (Sweden, Foreign Equity, Consumer Discretionary), Valeo (France, Foreign Equity, Consumer Discretionary), Perrigo (Ireland, Foreign Equity, Health Care), Tapestry (United States, US Equity, Consumer Discretionary) and Ichiyoshi Securities (Japan, Foreign Equity, Financials), collectively subtracting 3.11% from performance.

CENTERSTONE INTERNATIONAL FUND

For the fiscal year ended March 31, 2019, the Centerstone International Fund Class I shares (CINTX) returned -3.78%, Class A shares (CSIAX) returned -4.05% and Class A shares with a sales charge (CSIAX) returned -8.83% compared with -4.22% for the MSCI ACWI Ex-US Index and -3.71% for the MSCI EAFE Index, respectively. The Fund’s reserves* made up 14.13% of the portfolio on average for the fiscal year and 13.19% of the portfolio as of March 31, 2019.

During the fiscal year, the Centerstone International Fund’s five largest contributors to performance were Indocement (Indonesia, Foreign Equity, Materials), TransCanada (Canada, Foreign Equity, Energy), Kerry Logistics (Hong Kong, Foreign Equity, Industrials), ICA Gruppen (Sweden, Foreign Equity, Consumer Staples) and Roche (Switzerland, Foreign Equity, Health

8	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

SHAREHOLDER LETTER
March 31, 2019

Care), collectively adding 2.26% to performance. The five largest detractors were Mekonomen (Sweden, Foreign Equity, Consumer Discretionary), Valeo (France, Foreign Equity, Consumer Discretionary), Ichiyoshi Securities (Japan, Foreign Equity, Financials), Nagaileben (Japan, Foreign Equity, Health Care) and Hornbach (Germany, Foreign Equity, Consumer Discretionary), collectively subtracting 3.89% from performance.

We appreciate our partnership and we look forward to celebrating many more anniversaries.

Sincerely,

Abhay Deshpande, CFA

CHIEF INVESTMENT OFFICER

*	Reserve positions are cash & cash equivalents, treasury securities and short-term high quality bonds

The commentary represents the opinion of Centerstone Investors as of March 2019, and is subject to change based on market and other conditions. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Any statistics contained here have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada.

All indices provide total returns in US dollars with net dividends reinvested.

Investors are not able to invest directly in the indices referenced and unmanaged index returns do not reflect any fees, expenses or sales charges. The referenced indices are shown for general market comparisons.

5339-NLD-4/15/2019

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	9

CENTERSTONE INVESTORS FUND OVERVIEW (Unaudited)

Seeks to generate long-term growth of capital by investing across the globe	Global investments across industries, market capitalizations and capital structure	Invest in global equities and fixed income, with a bottom-up value approach. Weightings will vary depending on opportunities

					Since
PERFORMANCE	1 Month	3 Month	1 Year	2 Year	Inception*
Class I (CENTX)	–0.45%	9.50%	–0.02%	4.78%	5.70%
Class A (CETAX)	–0.45	9.43	–0.25	4.51	5.42
Class A (CETAX) with Sales Charge†	–5.43	3.92	–5.27	1.86	3.57
Class C (CENNX)	–0.54	9.21	–1.00	3.76	4.81
MSCI ACWI Index	1.26	12.18	2.60	8.55	10.79
MSCI World Index	1.31	12.48	4.01	8.70	10.70

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 11.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Gold & Gold-Related (US)	3.96%	Henry Schein (US)	1.78%
Coast Capital Mercury Fund LP (GBR)^	2.48	Merlin Entertainments (GBR)	1.77
TransCanada (CAN)	1.91	Mohawk Industries (US)	1.69
Vopak (NLD)	1.80	Air Liquide (FRA)	1.67
Kerry Logistics (HKG)	1.79	Versum Materials (US)	1.63
		TOTAL	20.47%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

^	FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.

10	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CLASS I		CLASS A		CLASS C
CENTX	♦	CETAX	♦	CENNX
(Unaudited)

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index is not available for direct investment.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index is not available for direct investment. All indices provide total returns in US dollars with net dividends reinvested.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	11

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares	Security	Value
COMMON STOCK — 74.23%
BRAZIL — 0.91%
1,495,611	Cielo SA	$3,617,413

CANADA — 2.66%
166,812	TransCanada Corp.	7,492,091
83,692	Metro, Inc.	3,081,263
		10,573,354
CHILE — 1.20%
130,374	Cia Cervecerias Unidas SA	3,840,818
102,546,552	Vina San Pedro Tarapaca SA	919,220
		4,760,038
DENMARK — 1.97%
161,237	ISS A/S	4,910,747
295,388	Matas A/S	2,922,143
		7,832,890
FINLAND — 0.76%
136,088	Tikkurila Oyj	2,235,848
47,185	Wartsila OYJ Abp	763,109
		2,998,957
FRANCE — 6.15%
52,039	Air Liquide SA	6,622,559
57,679	Schneider Electric SE	4,527,144
153,064	Cie Plastic Omnium SA	4,077,779
33,080	Sodexo SA	3,642,749
28,962	Danone SA	2,230,102
17,666	Eiffage SA	1,698,195
4,402	LVMH Moet Hennessy Louis Vuitton SE	1,621,405
		24,419,933
GERMANY — 5.55%
119,249	Brenntag AG	6,130,975
48,082	Bayerische Motoren Werke AG	3,712,606
158,054	Hamburger Hafen und Logistik AG	3,611,203
44,048	Fraport AG Frankfurt Airport Services Worldwide	3,379,136
57,806	Hornbach Holding AG & Co. KGaA	2,898,522
11,392	Continental AG	1,718,585
31,679	Hornbach Baumarkt AG	566,178
		22,017,205

See Accompanying Notes to Financial Statements.

12	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares	Security	Value
COMMON STOCK — 74.23% (continued)
HONG KONG — 3.02%
3,905,926	Kerry Logistics Network Ltd.	$7,072,058
403,000	Hongkong Land Holdings Ltd.	2,868,414
381,900	Hysan Development Co. Ltd.	2,047,058
		11,987,530
INDONESIA — 0.83%
2,134,262	Indocement Tunggal Prakarsa Tbk PT	3,290,068

IRELAND — 1.51%
124,581	Perrigo Co. PLC	5,999,821

ISRAEL — 0.59%
448,400	Israel Chemicals Ltd.	2,342,871

JAPAN — 5.13%
284,275	Mitsubishi Estate Co. Ltd.	5,158,148
165,051	Nagaileben Co. Ltd.*	3,585,921
490,553	Ichiyoshi Securities Co. Ltd.*	3,445,231
14,896	FANUC Corp.	2,547,420
73,334	Aica Kogyo Co. Ltd.*	2,451,521
90,205	Sekisui Jushi Corp.*	1,591,054
9,752	Shimano, Inc.	1,587,791
		20,367,086
MALAYSIA — 0.99%
2,420,000	Genting Bhd.	3,941,177

MEXICO — 0.51%
178,482	Fresnillo PLC	2,022,719

NETHERLANDS — 1.80%
148,793	Koninklijke Vopak NV	7,126,757

SINGAPORE — 0.73%
355,369	Oversea-Chinese Banking Corp. Ltd.	2,905,347

SPAIN — 1.39%
2,495,743	Prosegur Cash SA	5,513,477

SWEDEN — 3.88%
164,836	Loomis AB	5,684,301
126,442	ICA Gruppen AB	5,076,347
664,479	Mekonomen AB*	4,642,897
		15,403,545
SWITZERLAND — 4.96%
51,173	Novartis AG	4,918,725
14,999	Roche Holding AG	4,133,048
56,284	Cie Financiere Richemont SA	4,106,105
43,050	Nestle SA	4,104,835
8,401	Swatch Group AG	2,406,061
		19,668,774

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	13

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares	Security	Value
COMMON STOCK — 74.23% (continued)
THAILAND — 4.14%
690,160	Siam City Cement PCL	$4,895,918
6,402,100	Thai Beverage PCL	3,995,307
6,318,000	Krung Thai Bank PCL	3,826,298
484,400	Bangkok Bank PCL	3,300,847
65,350	Bangkok Bank PCL (NVDR)	426,783
		16,445,153
UNITED KINGDOM — 1.76%
1,563,763	Merlin Entertainments PLC	7,000,155

UNITED STATES — 23.79%
117,609	Henry Schein, Inc.*	7,069,477
53,009	Mohawk Industries, Inc.*	6,687,085
128,000	Versum Materials, Inc.	6,439,680
89,716	Colgate-Palmolive Co.	6,149,135
37,900	Carlisle Cos., Inc.	4,647,298
165,856	Mosaic Co.	4,529,527
136,226	Tapestry, Inc.	4,425,983
11,208	O’Reilly Automotive, Inc.*	4,352,066
52,240	Scotts Miracle-Gro Co.	4,105,019
49,918	Target Corp.	4,006,419
400,000	General Electric Co.	3,996,000
80,400	Dentsply Sirona, Inc.	3,987,036
29,455	United Technologies Corp.	3,796,455
269,794	NOW, Inc.*	3,766,324
56,000	State Street Corp.	3,685,360
51,700	Emerson Electric Co.	3,539,899
46,826	Sonoco Products Co.	2,881,204
13,629	3M Co.	2,831,834
53,106	TJX Cos., Inc.	2,825,770
8,592	Grainger, Inc.	2,585,591
35,558	CarMax, Inc.*	2,481,948
9,750	FleetCor Technologies, Inc.*	2,404,253
10,536	McDonald’s Corp.	2,000,786
38,117	Covetrus, Inc.*	1,214,027
		94,408,176

TOTAL COMMON STOCK (Cost — $288,852,560)		294,642,446

See Accompanying Notes to Financial Statements.

14	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Principal	Security	Coupon	Maturity	Value
BONDS & NOTES — 4.26%
SWITZERLAND — 0.18%

$700,000	UBS Group Funding Switzerland AG, Quarterly US LIBOR +1.7800 — 144A**	4.57%	4/14/2021	$717,239
UNITED STATES — 4.08%
5,050,000	PHI, Inc. +	5.25%	3/15/2019	3,232,000
2,083,000	American Electric Power Co., Inc.	2.15%	11/13/2020	2,063,468
2,000,000	Apple, Inc., Quarterly US LIBOR +0.5000**	3.20%	2/9/2022	2,016,937
1,700,000	Goldman Sachs Group, Inc., Quarterly US LIBOR +1.6000**	4.23%	11/29/2023	1,738,369
1,500,000	CVS Health Corp., Quarterly US LIBOR +0.6300**	3.23%	3/9/2020	1,503,413
1,500,000	JM Smucker Co.	2.50%	3/15/2020	1,495,829
1,500,000	Ford Motor Credit Co. LLC	2.68%	1/9/2020	1,493,601
1,146,000	Wells Fargo & Co., Quarterly US LIBOR +1.3400**	3.96%	3/4/2021	1,165,626
1,000,000	United Technologies Corp.	1.90%	5/4/2020	992,126
500,000	Wells Fargo & Co., Quarterly US LIBOR +0.6800**	3.43%	1/30/2020	502,376
				16,203,745
TOTAL BONDS & NOTES (Cost — $18,286,152)				16,920,984

Shares	Security	Value
EXCHANGE TRADED FUND — COMMODITY — 3.95%
128,609	SPDR Gold Shares*	15,691,584
TOTAL EXCHANGE TRADED FUND — COMMODITY (Cost — $15,427,724)

Principal	Security	Coupon	Maturity	Value
PREFERRED STOCK — 2.66%
185,458	Bank of America Corp., Quarterly US LIBOR +0.5000%**	4.00%	5/13/2019	3,894,618
196,003	Goldman Sachs Group, Inc., Quarterly US LIBOR +0.7500%**	4.00%	5/13/2019	3,845,579
83,489	Pacific Gas & Electric Co.	5.50%	Perpetual	1,715,699
59,349	Pacific Gas & Electric Co.	5.00%	Perpetual	1,091,428

TOTAL PREFERRED STOCK (Cost — $11,816,174)				10,547,324

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	15

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares	Security	Value
PRIVATE INVESTMENT FUND — 2.47%
8,389,676	Coast Capital Mercury Fund LP*#^^	$9,807,531

TOTAL PRIVATE INVESTMENT FUND (Cost — $11,100,000)

REAL ESTATE INVESTMENT TRUSTS — 2.76%
65,590	Ventas, Inc.	4,185,298
24,729	Unibail-Rodamco SE	4,053,889
204,068	Monmouth Real Estate Investment Corp.	2,689,616

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost — $11,976,110)		10,928,803

Principal	Security	Coupon	Maturity	Value
US GOVERNMENT & AGENCY OBLIGATIONS — 4.39%
US TREASURY NOTES/BONDS — 4.39%
$6,700,000	United States Treasury Note	1.38%	7/31/2019	6,675,398
5,000,000	United States Treasury Note	2.63%	2/15/2029	5,091,797
3,000,000	United States Treasury Note	1.25%	8/31/2019	2,984,531
2,700,000	United States Treasury Note	1.38%	9/30/2019	2,685,340

TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $17,408,724)				17,437,066

Shares	Security	Value
SHORT-TERM INVESTMENTS — 4.93%
MONEY MARKET FUND — 4.93%
19,562,165	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 2.32%^	19,562,165

TOTAL SHORT-TERM INVESTMENTS (Cost — $19,562,165)		19,562,165

TOTAL INVESTMENTS — 99.65% (Cost — $394,429,609)		$395,537,903
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.35%		1,375,070
NET ASSETS — 100.00%		$396,912,973

LP: Limited Partnership

PCL: Public Company Limited

PLC: Public Limited Company

NVDR: Non-Voting Depositary Receipt

*	Non-income producing security

144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $717,239 or 0.18% of net assets.

See Accompanying Notes to Financial Statements.

16	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

**	Floating rate security

+	Defaulted security

#	Security fair valued as of March 31, 2019, in accordance the with the procedures approved by the Board of Trustees. Total value of all such securities as March 31, 2019, amounted to $9,807,531, which represents approximately 2.47% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.

^	Interest rate reflects seven-day effective yield on March 31, 2019.

^^	Withdrawals are not permitted within 12 months of their contribution date and subject to an early redemption fee of 3% on redemptions made within 12 months to 24 months of their contribution date.

As of March 31, 2019 the following Forward Foreign Currency Contracts were open:

FORWARD FOREIGN CURRENCY CONTRACTS

			Local
			Currency		US $
			Amount		Value at	Unrealized
Foreign	Settlement		Purchased/	US $	March 31,	Appreciation/
Currency	Date	Counterparty	Sold	Equivalent	2019	(Depreciation)*
To Buy:
Canadian Dollar	4/18/2019	State Street Bank	2,300,000	$1,717,003	$1,721,807	$4,804
Euro	4/2/2019	State Street Bank	202,508	227,299	227,163	(136)
				$1,944,302	$1,948,970	$4,668

To Sell:
British Pound	4/1/2019	State Street Bank	407,837	$533,386	$531,188	$2,198
Canadian Dollar	4/18/2019	State Street Bank	2,300,000	1,772,656	1,721,807	50,849
Canadian Dollar	6/11/2019	State Street Bank	2,800,000	2,088,002	2,098,977	(10,975)
Danish Krone	6/11/2019	State Street Bank	10,600,000	1,605,783	1,603,036	2,747
Euro	4/1/2019	State Street Bank	199,826	224,467	224,155	312
Euro	9/11/2019	State Street Bank	12,500,000	14,250,788	14,215,271	35,517
Singapore Dollar	9/11/2019	State Street Bank	2,700,000	1,992,209	1,998,423	(6,214)
Swedish Krona	6/11/2019	State Street Bank	28,000,000	2,985,920	3,027,792	(41,872)
Swiss Franc	9/11/2019	State Street Bank	4,000,000	4,033,616	4,079,482	(45,866)
				$29,486,827	$29,500,131	$(13,304)

*	The amount represents fair value derivative instruments subject to foreign currency risk exposure as of March 31, 2019.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	17

CENTERSTONE INTERNATIONAL FUND OVERVIEW (Unaudited)

Seeks to generate long-term growth of capital by investing across international markets, including developed and emerging	Non-US investments across industries, market capitalizations and capital structure	Invest majority of assets in foreign equities with flexibility to invest in fixed income, with a bottom-up value approach

					Since
PERFORMANCE	1 Month	3 Month	1 Year	2 Year	Inception*
Class I (CINTX)	–1.08%	7.55%	–3.78%	3.72%	5.40%
Class A (CSIAX)	–1.08	7.45	–4.05	3.45	5.19
Class A (CSIAX) with Sales Charge†	–6.00	2.05	–8.83	0.81	3.34
Class C (CSINX)	–1.18	7.32	–4.83	2.64	4.55
MSCI ACWI ex-US Index	0.60	10.31	–4.22	5.65	8.02
MSCI EAFE Index	0.63	9.98	–3.71	5.14	6.97

*	Inception date is May 3, 2016

†	Class A Maximum Sales Charge is 5.00%

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses. For performance information current to the most recent month-end, please call toll-free 877.314.9006. Investors are not able to invest directly in the indices referenced in the illustration above and unmanaged index returns do not reflect any fees, expenses or sales charges. Definitions for the indices can be found on page 19.

TOP 10 HOLDINGS§	% of Portfolio		% of Portfolio
Air Liquide (FRA)	2.90%	Merlin Entertainments (GBR)	2.31%
TransCanada (CAN)	2.87	Brenntag (DEU)	2.31
Coast Capital Mercury Fund LP (GBR)^	2.62	Loomis (SWE)	2.30
Kerry Logistics (HKG)	2.41	ISS (DNK)	2.25
Vopak (NLD)	2.33	Prosegur Cash (ESP)	2.08
		TOTAL	24.39%

§	Holdings in cash, cash equivalents and short term instruments have been excluded.

The security holdings are presented to illustrate examples of the securities that the Fund has bought and the diversity of areas in which the Fund may invest, and may not be representative of the Fund’s current or future investments. Portfolio holdings are subject to change and should not be considered investment advice.

^	FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.

18	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CLASS I		CLASS A		CLASS C
CINTX	♦	CSIAX	♦	CSINX
(Unaudited)

Fund inception date is May 3, 2016.

Returns for Class A shares include a maximum sales charge of 5.00%.

The MSCI ACWI ex-US Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets, excluding the US. The index is not available for direct investment.

The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the market performance of developed markets, excluding the US & Canada. The index is not available for direct investment.

The Consumer Price Index (CPI) represents the change in price of goods and services purchased for consumption by households.

All indices provide total returns in US dollars with net dividends reinvested.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	19

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares	Security	Value
COMMON STOCK — 80.12%
BRAZIL — 1.32%
1,081,365	Cielo SA	$2,615,482
CANADA — 4.00%
125,658	TransCanada Corp.	5,643,726
62,676	Metro, Inc.	2,307,524
		7,951,250
CHILE — 1.92%
103,883	Cia Cervecerias Unidas SA	3,060,393
84,677,397	Vina San Pedro Tarapaca SA	759,042
		3,819,435
DENMARK — 3.61%
146,242	ISS A/S	4,454,049
274,642	Matas A/S	2,716,912
		7,170,961
FINLAND — 1.17%
106,155	Tikkurila Oyj	1,744,066
35,483	Wartsila OYJ Abp	573,856
		2,317,922
FRANCE — 10.69%
44,999	Air Liquide SA	5,726,638
47,669	Schneider Electric SE	3,741,473
114,369	Cie Plastic Omnium SA	3,046,905
26,728	Sodexo SA	2,943,2 7 1
23,159	Eiffage SA	2,226,225
25,882	Danone SA	1,992,939
4,147	LVMH Moet Hennessy Louis Vuitton SE	1,527,480
		21,204,931
GERMANY — 8.93%
88,734	Brenntag AG	4,562,100
45,620	Bayerische Motoren Werke AG	3,522,505
129,082	Hamburger Hafen und Logistik AG	2,949,253
32,678	Fraport AG Frankfurt Airport Services Worldwide	2,506,888
45,915	Hornbach Holding AG & Co. KGaA	2,302,281
9,665	Continental AG	1,458,052
22,938	Hornbach Baumarkt AG	409,956
		17,711,035

See Accompanying Notes to Financial Statements.

20	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares	Security	Value
COMMON STOCK — 80.12% (continued)
HONG KONG — 4.45%
2,635,377	Kerry Logistics Network Ltd.	$4,771,606
303,350	Hongkong Land Holdings Ltd.	2,159,140
353,900	Hysan Development Co. Ltd.	1,896,973
		8,827,719
INDONESIA — 1.10%
1,418,313	Indocement Tunggal Prakarsa Tbk PT	2,186,398
IRELAND — 1.58%
64,999	Perrigo Co. PLC	3,130,352
ISRAEL — 0.94%
356,127	Israel Chemicals Ltd.	1,860,748
JAPAN — 9.18%
214,525	Mitsubishi Estate Co. Ltd.	3,892,540
160,024	Nagaileben Co. Ltd.*	3,476,704
438,847	Ichiyoshi Securities Co. Ltd.*	3,082,092
71,181	Aica Kogyo Co. Ltd.*	2,379,547
11,514	FANUC Corp.	1,969,051
104,945	Sekisui Jushi Corp.*	1,851,041
9,638	Shimano, Inc.	1,569,230
		18,220,205
MALAYSIA — 1.43%
1,738,000	Genting Bhd.	2,830,481
MEXICO — 0.82%
144,240	Fresnillo PLC	1,634,658
NETHERLANDS — 2.32%
96,257	Koninklijke Vopak NV	4,610,433
SINGAPORE — 1.14%
277,901	Oversea-Chinese Banking Corp. Ltd.	2,272,001
SPAIN — 2.07%
1,856,578	Prosegur Cash SA	4,101,464
SWEDEN — 6.11%
131,349	Loomis AB	4,529,516
95,298	ICA Gruppen AB	3,825,989
539,882	Mekonomen AB*	3,772,304
		12,127,809

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	21

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Shares	Security	Value
COMMON STOCK — 80.12% (continued)
SWITZERLAND — 7.26%
32,952	Novartis AG	$3,167,331
32,332	Nestle SA	3,082,870
10,963	Roche Holding AG	3,020,908
40,695	Cie Financiere Richemont SA	2,968,836
7,539	Swatch Group AG	2,159,183
		14,399,128
THAILAND — 6.10%
490,204	Siam City Cement PCL	3,477,452
4,946,200	Thai Beverage PCL	3,086,735
4,746,000	Krung Thai Bank PCL	2,874,265
390,300	Bangkok Bank PCL	2,659,622
		12,098,074
UNITED KINGDOM — 2.30%
1,020,552	Merlin Entertainments PLC	4,568,481
UNITED STATES — 1.68%
121,878	Mosaic, Co.	3,328,488
TOTAL COMMON STOCK (Cost — $163,210,057)		158,987,455

EXCHANGE TRADED FUND — COMMODITY — 1.97%
32,052	SPDR Gold Shares*	3,910,665
TOTAL COMMODITY (Cost — $3,985,620)

PRIVATE INVESTMENT FUND — 2.61%
4,435,630	Coast Capital Mercury Fund LP*#^^	5,185,252
TOTAL PRIVATE INVESTMENT FUND (Cost — $5,900,000)

REAL ESTATE INVESTMENT TRUSTS — 1.69%
20,441	Unibail-Rodamco SE	3,350,946
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost — $4,590,311)

See Accompanying Notes to Financial Statements.

22	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

Principal	Security	Coupon	Maturity	Value
US GOVERNMENT & AGENCY OBLIGATIONS — 7.20%
US TREASURY NOTES/BONDS — 7.20%
$5,000,000	United States Treasury Note	1.38%	7/31/2019	$4,981,641
4,500,000	United States Treasury Note	1.25%	8/31/2019	4,476,797
2,500,000	United States Treasury Note	2.63%	2/15/2029	2,545,898
2,300,000	United States Treasury Note	1.38%	9/30/2019	2,287,512
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS (Cost $14,302,936)				14,291,848

Shares	Security			Value
SHORT-TERM INVESTMENTS — 5.92%
MONEY MARKET FUND — 5.92%
11,742,239	State Street Institutional Treasury Plus Money Market Fund,
	Trust Class, 2.32%^			11,742,239
TOTAL SHORT-TERM INVESTMENTS (Cost — $11,742,239)				11,742,239
TOTAL INVESTMENTS — 99.51% (Cost — $203,731,163)				$197,468,405
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.49%				962,160
NET ASSETS — 100.00%				$198,430,565

LP: Limited Partnership

PCL: Public Company Limited

PLC: Public Limited Company

*	Non-income producing security

#	Security fair valued as of March 31, 2019, in accordance with the procedures approved by the Board of Trustees. Total value of all such securities as March 31, 2019, amounted to $5,185,252, which represents approximately 2.61% of the net assets of the Fund. FirstGroup PLC (a security traded on the London Stock Exchange) is the only underlying holding of Coast Capital Mercury Fund LP.

^	Interest rate reflects seven-day effective yield on March 31, 2019.

^^	Withdrawals are not permitted within 12 months of their contribution date and subject to an early redemption fee of 3% on redemptions made within 12 months to 24 months of their contribution date.

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	23

CENTERSTONE INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
March 31, 2019

As of March 31, 2019 the following Forward Foreign Currency Contracts were open:

FORWARD FOREIGN CURRENCY CONTRACTS

			Local
			Currency		US $
			Amount		Value at	Unrealized
Foreign	Settlement		Purchased/	US $	March 31,	Appreciation/
Currency	Date	Counterparty	Sold	Equivalent	2019	(Depreciation)*

To Buy:
Canadian Dollar	4/18/2019	State Street Bank	2,000,000	$1,502,936	$1,497,223	$(5,713)
Euro	4/2/2019	State Street Bank	151,054	169,546	169,445	(101)
				$1,672,482	$1,666,668	$(5,814)

To Sell:
British Pound	4/1/2019	State Street Bank	326,364	$426,832	$425,073	$1,759
Canadian Dollar	4/18/2019	State Street Bank	2,000,000	1,541,440	1,497,224	44,216
Canadian Dollar	6/11/2019	State Street Bank	2,200,000	1,640,573	1,649,196	(8,623)
Danish Krone	6/11/2019	State Street Bank	9,700,000	1,469,443	1,466,929	2,514
Euro	4/1/2019	State Street Bank	174,519	196,039	195,767	272
Euro	9/11/2019	State Street Bank	10,000,000	11,400,630	11,372,216	28,414
Singapore Dollar	9/11/2019	State Street Bank	2,000,000	1,475,710	1,480,313	(4,603)
Swedish Krona	6/11/2019	State Street Bank	22,000,000	2,346,080	2,378,980	(32,900)
Swiss Franc	9/11/2019	State Street Bank	3,000,000	3,025,212	3,059,611	(34,399)
				$23,521,959	$23,525,309	$(3,350)

*	The amount represents fair value derivative instruments subject to foreign currency risk exposure as of March 31, 2019.

See Accompanying Notes to Financial Statements.

24	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2019

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Assets:
Investments in securities, at cost	$394,429,609	$203,731,163
Investments in securities, at value	$395,537,903	$197,468,405
Foreign currency, at value (Cost $32 and $110, respectively)	28	1 1 1
Interest and dividends receivable	755,237	460,086
Foreign tax reclaim receivable	368,614	293,823
Receivable for securities sold	804,876	659,478
Receivable for fund shares sold	684,261	124,409
Unrealized appreciation on open forward foreign currency contracts	96,427	77,175
Prepaid expenses and other assets	26,865	26,71 1
Total Assets	398,274,211	199,110,198

Liabilities:
Payable for securities purchased	708,538	336,707
Payable for fund shares redeemed	156,400	68,288
Unrealized depreciation on open forward foreign currency contracts	105,063	86,339
Payable to advisor	265,539	106,236
Payable for shareholder servicing fees	33,512	21,717
Payable for distribution fees	19,938	12,628
Payable for custody fees	18,987	16,187
Accrued expenses and other liabilities	53,261	31,531
Total Liabilities	1,361,238	679,633

Net Assets	$396,912,973	$198,430,565

Net Assets consist of:
Paid in capital (par value $0.001 per share)	$395,368,661	$205,015,843
Accumulated earnings (losses)	1,544,312	(6,585,278)
Net Assets	$396,912,973	$198,430,565

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	25

CENTERSTONE INVESTORS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2019

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Net Asset Value Per Share
Class I Shares:
Net Assets	$349,733,628	$168,337,130
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	31,283,230	15,350,023
Net asset value, offering and redemption price per share*	$11.18	$10.97

Class A Shares:**
Net Assets	$31,491,790	$20,618,561
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	2,827,608	1,881,247
Net asset value, and redemption price per share*	$11.14	$10.96
Offering price per share
(NAV per share plus maximum sales charge of 5%)	$11.73	$11.54

Class C Shares:
Net Assets	$15,687,555	$9,474,874
Shares of beneficial interest outstanding
(no par value; unlimited shares authorized)	1,422,435	873,169
Net asset value, offering and redemption price per share*	$11.03	$10.85
Redemption proceeds per share (NAV per share less maximum contigent deferred sales charge)^	$10.92	$10.74

*	Each Fund will deduct a 2.00% redemption fee on the redemption amount if you sell your shares less than 30 days after purchase.

**	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 18 months of their purchase when an initial sales charge was not paid on the purchase.

^	If you redeem Class C shares within 12 months after purchase, you will be charged a CDSC of up to 1.00%. The charge will apply to the lesser of the original cost of the Class C shares being redeemed or the proceeds of your redemption.

See Accompanying Notes to Financial Statements.

26	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS
STATEMENTS OF OPERATIONS
Year ended March 31, 2019

	Centerstone	Centerstone
	Investors	International
	Fund	Fund
Investment Income:
Interest income	$1,295,958	$400,121
Dividend income	7,950,918	4,833,306
Less: Foreign withholding taxes	(703,222)	(583,713)
Total Investment Income	8,543,654	4,649,714

Operating Expenses:
Investment advisory fees	3,237,433	1,650,132
Distribution fees — Class A Shares	83,734	58,827
Distribution fees — Class C Shares	128,958	74,446
Shareholder servicing fees	348,280	238,388
Administration fees	161,016	93,187
Trustees’ fees	112,161	81,662
Custodian fees	109,615	100,126
Legal fees	65,572	46,850
Registration & filing fees	59,999	59,999
Chief Compliance Officer fees	41,415	27,380
Others expenses	112,314	70,076
Total Operating Expenses	4,460,497	2,501,073
Less: Fees waived by the advisor	(287,829)	(349,834)
Net Operating Expenses	4,172,668	2,151,239
Net Investment Income	4,370,986	2,498,475

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain from:
Investments	4,381,918	1,114,585
Forward foreign currency contracts	1,246,592	1,119,264
	5,628,510	2,233,849
Net change in unrealized appreciation (depreciation) from:
Investments	(10,792,061)	(12,293,866)
Foreign currency translations	(17,924)	(17,434)
Forward foreign currency contracts	87,574	84,939
	(10,722,411)	(12,226,361)

Net Realized and Unrealized Loss	(5,093,901)	(9,992,512)

Net Decrease in Net Assets Resulting From Operations	$(722,915)	$(7,494,037)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	27

CENTERSTONE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2019	2018	2019	2018
Operations:
Net investment income	$4,370,986	$1,639,525	$2,498,475	$718,575
Net realized gain (loss) from investments and forward foreign currency contracts	5,628,510	3,576,182	2,233,849	2,860,841
Net change in unrealized appreciation/(depreciation) on investments foreign currency translations and forward foreign currency contacts	(10,722,411)	9,228,922	(12,226,361)	3,787,613

Net Increase/(Decrease) in Net Assets Resulting From Operations	(722,915)	14,444,629	(7,494,037)	7,367,029

Distributions to Shareholders From:
Net Investment Income:
Class I	—	(955,240)	—	(260,620)
Class A	—	(63,381)	—	(12,021)
Class C	—	(3,689)	—	—
Net Realized Gains:
Class I	—	(1,352,968)	—	(1,482,989)
Class A	—	(128,262)	—	(201,144)
Class C	—	(39,914)	—	(59,922)
Total Distributions Paid*
Class I	(10,231,138)	—	(5,354,962)	—
Class A	(1,049,112)	—	(687,739)	—
Class C	(381,496)	—	(181,125)	—

Total Distributions to Shareholders	(11,661,746)	(2,543,454)	(6,223,826)	(2,016,696)

*	Distributions from net investment income and net realized capital gains are combined for the year ended March 31, 2019. See “Recent Accounting Pronouncements and Reporting Updates” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended March 31, 2018 have not been reclassified to conform to the current year’s presentation.

See Accompanying Notes to Financial Statements.

28	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS
STATEMENTS OF CHANGES IN NET ASSETS

	Centerstone		Centerstone
	Investors Fund		International Fund
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	March 31,	March 31,	March 31,	March 31,
	2019	2018	2019	2018
Fund Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class I	$167,665,618	$177,705,651	$111,529,235	$101,883,963
Class A	26,567,854	28,089,225	22,793,901	17,770,109
Class C	11,135,640	7,473,001	7,790,312	4,685,357
Reinvestment of distributions
Class I	8,802,053	2,063,884	4,742,589	1,463,175
Class A	1,045,243	190,928	675,457	205,503
Class C	368,478	42,398	170,425	58,393
Redemption fee proceeds
Class I	11,484	2,765	19,841	2,601
Class A	1,230	255	3,133	357
Class C	485	74	913	88
Cost of shares redeemed
Class I	(81,063,288)	(16,756,170)	(71,902,930)	(13,149,876)
Class A	(23,197,896)	(9,426,539)	(23,780,762)	(2,254,413)
Class C	(3,516,557)	(142,630)	(3,778,800)	(243,509)

Net Increase in Net Assets From Share Transactions of Beneficial Interest	107,820,344	189,242,842	48,263,314	110,421,748

Total Increase in Net Assets	95,435,683	201,144,017	34,545,451	115,772,081

Net Assets:
Beginning of Year	301,477,290	100,333,273	163,885,114	48,113,033
End of Year**	$396,912,973	$301,477,290	$198,430,565	$163,885,114

**	Includes distributions in excess of net investment gain of $30,237 and $12,969 as of March 31, 2018 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	29

CENTERSTONE INVESTORS FUND

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from			Less
		investment operations:			distributions:
				Total
				income
			Net	(loss)				Paid in
	Net	Net	realized	from	From			capital
	asset	invest-	and	invest-	net	From		from
	value,	ment	unreal-	ment	invest-	net	Total	redemp-
	beginning	income	ized gain	opera-	ment	realized	distribu-	tion
	of period	(loss)**	(loss)	tions	income	gains	tions	fees(1)
Class I
Year Ended March 31, 2019	$11.55	0.14	(0.16)	(0.02)	(0.12)	(0.23)	(0.35)	0.00
Year Ended March 31, 2018	$10.64	0.10	0.94	1.04	(0.05)	(0.08)	(0.13)	0.00
Period Ended March 31, 2017*	$10.00	0.07	0.63	0.70	(0.05)	(0.01)	(0.06)	0.00
Class A
Year Ended March 31, 2019	$11.51	0.12	(0.16)	(0.04)	(0.10)	(0.23)	(0.33)	0.00
Year Ended March 31, 2018	$10.62	0.07	0.94	1.01	(0.04)	(0.08)	(0.12)	0.00
Period Ended March 31, 2017*	$10.00	0.04	0.64	0.68	(0.05)	(0.01)	(0.06)	0.00
Class C
Year Ended March 31, 2019	$11.43	0.02	(0.15)	(0.13)	(0.04)	(0.23)	(0.27)	0.00
Year Ended March 31, 2018	$10.59	(0.03)	0.96	0.93	(0.01)	(0.08)	(0.09)	0.00
Period Ended March 31, 2017*	$10.00	0.01	0.64	0.65	(0.05)	(0.01)	(0.06)	0.00

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Not annualized.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

30	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

			Ratios/					Ratios of net
			Supple-					investment income
			mental	Ratios of expenses				(loss) to average
			Data:	to average net assets				net assets

Net			Net
asset			assets,
value,			end of	Before		After		Before		After		Portfolio
end of	Total		period	fee		fee		fee		fee		turnover
period	return‡		(in 000s)	waivers		waivers		waivers		waivers		rate

$11.18	(0.02)%		$349,734	1.18%		1.10%		1.20%		1.28%		33.65%
$11.55	9.82%		$264,705	1.34%		1.10%		0.65%		0.88%		20.55%
$10.64	7.02	% (2)	$90,803	2.42	% ^	1.10	% ^	(0.57	)% ^	0.75	% ^	33.34	% (2)

$11.14	(0.25)%		$31,492	1.43%		1.35%		0.94%		1.02%		33.65%
$11.51	9.49%		$28,609	1.59%		1.35%		0.41%		0.65%		20.55%
$10.62	6.77	% (2)	$8,910	2.55	% ^	1.35	% ^	(0.77	)% ^	0.44	% ^	33.34	% (2)

$11.03	(1.00)%		$15,688	2.18%		2.10%		0.09%		0.18%		33.65%
$11.43	8.74%		$8,164	2.34%		2.10%		(0.57)%		(0.30)%		20.55%
$10.59	6.50	% (2)	$621	3.86	% ^	2.10	% ^	(1.68	)% ^	0.08	% ^	33.34	% (2)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	31

CENTERSTONE INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding in each period:

		Income from				Less
		investment operations:				distributions:
					Total
					income
				Net	(loss)
	Net	Net		realized	from	From			Paid in
	asset	invest-		and	invest-	net	From		capital
	value,	ment		unreal-	ment	invest-	net	Total	from
	beginning	income		ized gain	opera-	ment	realized	distribu-	redemp-
	of period	(loss)**		(loss)	tions	income	gains	tions	tion fees
Class I
Year Ended March 31, 2019	$11.82	0.16		(0.62)	(0.46)	(0.15)	(0.24)	(0.39)	0.00	(1)
Year Ended March 31, 2018	$10.75	0.09		1.18	1.27	(0.03)	(0.17)	(0.20)	0.00	(1)
Period Ended March 31, 2017*	$10.00	0.03		0.79	0.82	(0.06)	(0.01)	(0.07)	0.00	(1)
Class A
Year Ended March 31, 2019	$11.81	0.15		(0.64)	(0.49)	(0.12)	(0.24)	(0.36)	0.00	(1)
Year Ended March 31, 2018	$10.75	0.06		1.18	1.24	(0.01)	(0.17)	(0.18)	0.00	(1)
Period Ended March 31, 2017*	$10.00	0.06		0.75	0.81	(0.06)	(0.01)	(0.07)	0.01
Class C
Year Ended March 31, 2019	$11.71	0.05		(0.62)	(0.57)	(0.05)	(0.24)	(0.29)	0.00	(1)
Year Ended March 31, 2018	$10.73	(0.04)		1.19	1.15	—	(0.17)	(0.17)	0.00	(1)
Period Ended March 31, 2017*	$10.00	0.00	(1)	0.79	0.79	(0.05)	(0.01)	(0.06)	0.01

*	The Fund’s inception date is May 3, 2016.

**	The net investment income per share data was determined using the average shares outstanding throughout the period.

(1)	Amount is less than $0.005 per share.

(2)	Not annualized.

‡	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any sales charges, if any, or the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares.

^	Annualized for periods less than one year.

See Accompanying Notes to Financial Statements.

32	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

			Ratios/					Ratios of net
			Supple-					investment income
			mental	Ratios of expenses				(loss) to average
			Data:	to average net assets				net assets

Net			Net
asset			assets,
value,			end of	Before		After		Before		After		Portfolio
end of	Total		period	fee		fee		fee		fee		turnover
period	return‡		(in 000s)	waivers		waivers		waivers		waivers		rate

$10.97	(3.78)%		$168,337	1.29%		1.10%		1.22%		1.41%		34.01%
$11.82	11.90%		$135,303	1.50%		1.10%		0.33%		0.73%		20.86%
$10.75	8.32	% (2)	$40,395	2.91	% ^	1.10	% ^	(1.46	)% ^	0.35	% ^	19.46	% (2)

$10.96	(4.05)%		$20,619	1.54%		1.35%		1.13%		1.33%		34.01%
$11.81	11.53%		$22,772	1.75%		1.35%		0.13%		0.54%		20.86%
$10.75	8.27	% (2)	$6,510	3.17	% ^	1.35	% ^	(1.18	)% ^	0.65	% ^	19.46	% (2)

$10.85	(4.83)%		$9,475	2.29%		2.10%		0.22%		0.41%		34.01%
$11.71	10.70%		$5,810	2.50%		2.10%		(0.74)%		(0.34)%		20.86%
$10.73	8.02	% (2)	$1,208	3.90	% ^	2.10	% ^	(1.78	)% ^	0.02	% ^	19.46	% (2)

See Accompanying Notes to Financial Statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	33

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

1.	ORGANIZATION

The Centerstone Investors Fund and the Centerstone International Fund (each a “Fund” and collectively the “Funds”) are each a series of Centerstone Investors Trust, (the “Trust”) a Delaware statutory trust. The Trust is an open-ended management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). Each Fund is a diversified series of the Trust. The Centerstone Investors Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including the US market. The Centerstone International Fund seeks long-term growth of capital by investing in a range of securities and asset classes primarily from foreign(non-US) markets. Centerstone Investors, LLC (the “Advisor”), manages the Funds. The Funds’ inception date was May 3, 2016.

All classes of shares for each of the Funds have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

34	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

a.     Investment Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share as of the close of the New York Stock Exchange (“NYSE”), currently 4:00 pm Eastern Time (“ET”) (the “Valuation Time”), securities traded on one or more securities exchanges for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If no sale price is reported, the mean between the current bid and ask is used. If market quotations are not readily available at a Valuation Time, the Board has approved the use of a fair valuation pricing committee (the “Fair Value Committee”), to which it has delegated certain responsibilities. Securities not traded or dealt in on any securities exchange and for which over-the-counter market (whether domestic or foreign) quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the current mean price on such over-the-counter market, (and if there is only a bid or only an ask price on such date, valuation will be at such bid or ask price for long or short positions, respectively). Debt securities, whether listed on an exchange or traded in the over-the-counter market for which market quotations are readily available, are generally priced at the current bid price. Debt securities may be valued at prices supplied by the relevant pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Absent special circumstances, valuations for a specific type of instrument will all be made through the same pricing agent.

The value of foreign currencies and of foreign securities whose value is quoted or calculated in a foreign currency shall be converted into US dollars based on foreign exchange rates provided by a major banking institution(s) or currency dealer(s) selected by the pricing agent providing such price, or by the Fair Value Committee in the case of securities for which the Fair Value Committee provides a fair value determination, at 4:00 pm ET or the nearest time prior to the Valuation Time, at which such foreign currency quotations are available.

Money market-type instruments that have a remaining maturity of 60 days or less are valued at bid prices from a pricing vendor, unless the Fair Value Committee believes another valuation is more appropriate.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	35

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

Forward currency contracts shall be valued at the forward currency contract rates, determined at 4:00 pm ET or the nearest time prior to the Valuation Time, provided by a bank or dealer that the pricing agent or, if applicable, the Fair Value Committee believes to be reliable.

Securities in which the Funds invest may be traded in markets that close before the Valuation Time. Normally, developments that occur between the close of the foreign markets and the Valuation Time will not be reflected in a Fund’s NAV. However, the Funds may determine that such developments are significant that they will affect the value of a Fund’s securities, and the Fund may adjust the previous local closing prices to reflect fair value for these securities as of the Valuation Time. The Trustees have authorized the use of an independent fair valuation service. If the movement in the S&P 500 Index, after foreign markets close, is greater than predetermined levels, the Funds may use a systematic valuation model to fair value its foreign securities. The values assigned to a Fund’s foreign securities therefore may differ on occasion from reported market values.

The Trustees and the Advisor believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of the Valuation Time.

Fair Valuation Process — If market quotations are not readily available, or if, in the opinion of the Advisor, the prices or values available do not represent fair value, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. The Fair Value Committee is composed of (a) the following standing members: (i) the Trust’s Treasurer or Assistant Treasurer, and (ii) a representative of the Administrator, and (b)     on an ad hoc basis, a representative of the Advisor. The Fair Value Committee, at its discretion, may also include the Trust’s Chief Compliance Officer. The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. The Fair Value Committee may enlist such third

36	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

party consultants or advisers (such as an accounting firm or Fair Value pricing specialist) as it determines may be desirable, on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair value determinations are required for the following securities: (i)     securities for which market quotations are not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii)    securities for which, in the opinion of the Advisor, the prices or values available do not represent the fair value of the instrument based upon factors that may include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets or regulators, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination of the closing prices reported on the principal exchange on which they are traded, but prior to the Funds’ calculation of its net asset value; (v) stale prices – securities whose prices have been stale for 20 or more consecutive business days; (vi) mutual funds that do not provide timely NAV information; (vii) interests in a commodity pool or a managed futures pool; and (viii) restricted securities, such as private investments or non-traded securities. The Fair Value Committee may determine the fair value of a restricted security using the following factors: (a) the type of security; (b) the cost at date of purchase; (c) the size and nature of the Funds’ holdings; (d) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (e) information as to any transactions or offers with respect to the security; (f) the nature and duration of restrictions on disposition of the security and the existence of any registration rights as well as any estimation of the cost of registration or otherwise qualifying the security for public sale, including commissions; (g) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (h) the level of recent trades of similar or comparable securities; (i) the liquidity characteristics

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	37

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

of the security; (j) current market conditions; (k) the market value of any securities into which the security is convertible or exchangeable; (l) the security’s embedded option values; and (m) information about the financial condition of the issuer and it’s prospects.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

38	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used for the year ended as of March 31, 2019, for the Funds’ assets and liabilities measured at fair value:

Centerstone Investors Fund

Assets*	Level 1	Level 2	Level 3^	Total
Common Stock#	$122,257,324	$172,385,122	$—	$294,642,446
Bonds & Notes	—	16,920,984	—	16,920,984
Exchange Traded Fund — Commodity	15,691,584	—	—	15,691,584
Preferred Stock	10,547,324	—	—	10,547,324
Private Investment Fund	—	9,807,531	—	9,807,531
Real Estate Investment Trusts	10,928,803	—	—	10,928,803
US Government & Agency Obligations	—	17,437,066	—	17,437,066
Short-Term Investments	19,562,165	—	—	19,562,165
Forward Foreign Currency Contracts**	—	96,427	—	96,427
Total Assets	$178,987,200	$216,647,130	$—	$395,634,330

Liabilities — Derivatives
Forward Foreign Currency Contracts**	$—	$105,063	$—	$105,063

Centerstone International Fund

Assets*	Level 1	Level 2	Level 3^	Total
Common Stock#	$23,147,288	$135,840,167	$—	$158,987,455
Exchange Traded Fund — Commodity	3,910,665	—	—	3,910,665
Private Investment Fund	—	5,185,252	—	5,185,252
Real Estate Investment Trusts	3,350,946	—	—	3,350,946
US Government & Agency Obligations	—	14,291,848	—	14,291,848
Short-Term Investments	11,742,239	—	—	11,742,239
Forward Foreign Currency Contracts**	—	77,175	—	77,175
Total Assets	$42,151,138	$155,394,442	$—	$197,545,580

Liabilities — Derivatives
Forward Foreign Currency Contracts**	$—	$86,339	$—	$86,339

*	Refer to the Portfolio of Investments for country classification.

^	The Funds did not hold any level 3 securities during the period.

#	As of March 31, 2019, foreign common stocks were mostly classified as level 2 securities due to fair value factor pricing by the Fund’s pricing agent.

**	Forward Foreign Currency Contracts are valued at gross unrealized appreciation (depreciation) on the investment.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	39

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

b.     Foreign Currency Translations – The books and records of the Funds are maintained in US dollars. The market values of securities which are not traded in US currency are recorded in the financial statements after translation to US dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c.     Forward Foreign Currency Contracts – As foreign securities are purchased and sold, the Funds may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contracts fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds may also enter into forward currency contracts as an investment strategy consistent with the Fund’s investment objective.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position.

Forward foreign currency contracts outstanding, as of March 31, 2019, are listed after each Fund’s Portfolio of Investments. For the year ended March 31, 2019, the average monthly outstanding currency purchased or sold in US dollars for forward foreign currency contracts totaled $18,852,514 and $15,925,196 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

40	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

d.     Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statements of Assets and Liabilities as of March 31, 2019:

Location on the Statements of Assets and Liabilities

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation	Unrealized depreciation
	on open Forward Foreign	on open Forward Foreign
	Currency Contracts	Currency Contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of March 31, 2019:

Asset Derivatives Investment Value

Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$96,427
Centerstone International Fund
Forward Foreign Currency Contracts	$77,175

Liability Derivatives Investment Value

Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$105,063
Centerstone International Fund
Forward Foreign Currency Contracts	$86,339

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency Contracts	Net Realized gain (loss) from:
Forward Foreign Currency Contracts
Net change in unrealized appreciation (depreciation) on:
Forward Foreign Currency Contracts

Realized gain/(loss) on derivatives recognized in the Statements of Operations

Derivative Investment Type	Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$1,246,592
Centerstone International Fund
Forward Foreign Currency Contracts	$1,119,264

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	41

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

Changes in unrealized appreciation/(depreciation)

on derivatives recognized in the Statements of Operations

Derivative Investment Type	Currency Contracts
Centerstone Investors Fund
Forward Foreign Currency Contracts	$87,574
Centerstone International Fund
Forward Foreign Currency Contracts	$84,939

e.     Offsetting of Financial Assets and Derivative Assets – The Funds’ policies are to recognize a net asset or liability equal to the unrealized amount on forward foreign currency contracts. The following table shows additional information regarding the offsetting of assets and liabilities at March 31, 2019.

Centerstone Investors Fund

Assets:			Net Amounts	Gross Amounts Not
		Gross	of Assets	Offset in the Statements
		Amounts	Presented	of Assets & Liabilities
	Gross	Offset in the	in the
	Amounts of	Statements	Statements		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward Foreign Currency Contracts	$96,427	$—	$96,427	$(96,427)	$—	$—
Total	$96,427	$—	$96,427	$(96,427)	$—	$—

Liabilities:			Net Amounts	Gross Amounts Not
		Gross	of Assets	Offset in the Statements
		Amounts	Presented	of Assets & Liabilities
	Gross	Offset in the	in the
	Amounts of	Statements	Statements		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward Foreign Currency Contracts	$(105,063)	$—	$(105,063)	$96,427	$—	$(8,636)
Total	$(105,063)	$—	$(105,063)	$96,427	$—	$(8,636)

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

42	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

Centerstone International Fund

Assets:		Gross	Net Amounts	Gross Amounts Not
		Amounts	of Assets	Offset in the Statements
	Gross	Offset in the	Presented in	of Assets & Liabilities
	Amounts of	Statements	the Statements		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward Foreign Currency Contracts	$77,175	$—	$77,175	$(77,175)	$—	$—
Total	$77,175	$—	$77,175	$(77,175)	$—	$—

Liabilities:		Gross	Net Amounts	Gross Amounts Not
		Amounts	of Liabilities	Offset in the Statements
	Gross	Offset in the	Presented in	of Assets & Liabilities
	Amounts of	Statements	the Statements		Cash
	Recognized	of Assets &	of Assets &	Financial	Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Forward Foreign Currency Contracts	$(86,339)	$—	$(86,339)	$77,175	$—	$(9,164)
Total	$(86,339)	$—	$(86,339)	$77,175	$—	$(9,164)

*	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

f.     Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded soon after the Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments using the effective yield method. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. In general, each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	43

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

g.   Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

h.    Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for tax years ended March 31, 2016 through March 31, 2018, or expected to be taken in the Funds’ March 31, 2019 year-end tax return. The Funds identify their major tax jurisdiction as US Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

44	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

i.      Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date.

j.      Class Accounting — Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures, ongoing service fees and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution and service fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

k.    Foreign Taxes – Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

l.      Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	45

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

a.     Management Fees – The Advisor serves as each Fund’s investment advisor. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, the Advisor, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages all business activities of the Funds. As compensation for its services, each Fund pays the Advisor an annualized rate of 0.90% of each Fund’s respective average daily net assets, accrued daily and paid monthly. For the year ended March 31, 2019, the Advisor earned advisory fees of $3,237,433 and $1,650,132 for the Centerstone Investors Fund and Centerstone International Fund, respectively. Certain Trustees and/or officers of the Trust are also officers of the Advisor.

Pursuant to an operating expense limitation agreement between the Advisor and the Trust, the Advisor has agreed to waive its fees and/ or expenses for such Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for a Fund does not exceed 1.35%, 2.10% and 1.10%, of such Fund’s average net assets, for Class A, Class C and Class I shares, respectively, through July 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Advisor is permitted to receive reimbursement for such Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded.

During the year ended March 31, 2019, the Advisor waived fees totaling $287,829 and $349,834 for the Centerstone Investors Fund and Centerstone International Fund, respectively. Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed.

46	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

The following amount is subject to recapture by the Funds until the following dates:

	3/31/2020	3/31/2021	3/31/2022
Centerstone Investors Fund	$470,022	$467,447	$287,829
Centerstone International Fund	346,342	430,467	349,834

b.      Distributor – The Distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor” or “NLD”). The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, for Class A and Class C shares. The Plan provides for the monthly payment of a combined shareholder servicing and distribution fee (“Rule 12b-1 Fee”) to the Distributor at an annualized rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares, respectively. Class I shares do not pay Rule 12b-1 Fees. For the year ended March 31, 2019, the Funds incurred Rule 12b-1 Fees of $212,692 and $133,273 for the Centerstone Investors Fund and Centerstone International Fund, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The table below shows the amount the Distributor received in underwriting commissions and the amount that was retained by the principal underwriter during the year ended March 31, 2019:

	Underwriting	Amount Retained
Fund	Commissions	by Underwriter
Centerstone Investors Fund
Class A	$101,257	$6,841
Class C	88,932	1,750
Centerstone International Fund
Class A	13,860	962
Class C	59,480	4,054

c.      Administration, Fund Accounting and Transfer Agency Fees

Gemini Fund Services, LLC (“GFS”) — GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Funds. Pursuant to a separate servicing agreement with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	47

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

Northern Lights Compliance Services, LLC (“NLCS”) — NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Funds, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Funds. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Funds is also an officer of NLCS, and is not paid any fees directly by the Funds for serving in such capacity.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including NLD, NLCS and Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

d.    Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive a quarterly fee of $15,000 paid by the Funds based on their relative net assets. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

48	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the year ended March 31, 2019 were as follows:

	Purchases	Sale Proceeds
	(excluding	(excluding	Purchases of	Proceeds of
	US Government	US Government	US Government	US Government
Fund	Securities)	Securities)	Securities	Securities
Centerstone Investors Fund	$198,768,470	$94,309,058	$5,010,156	$18,848,475
Centerstone International Fund	96,685,458	51,085,739	2,505,078	8,286,211

5.	SHARES OF BENEFICIAL INTEREST

At March 31, 2019, each Fund had an unlimited number of shares authorized with no par value.

Following is a summary of shareholder transactions for each Fund for the year ended March 31, 2019:

				Net Increase
		Distributions		(Decrease)
Fund	Issued	Reinvested	Redeemed	in Shares

	Class I Shares
Centerstone Investors Fund	15,049,471	820,322	(7,503,320)	8,366,473
Centerstone International Fund	10,021,998	446,572	(6,560,983)	3,907,587

	Class A Shares
Centerstone Investors Fund	2,317,355	97,686	(2,072,760)	342,281
Centerstone International Fund	1,985,563	63,603	(2,095,416)	(46,250)

	Class C Shares
Centerstone Investors Fund	998,638	34,697	(325,041)	708,294
Centerstone International Fund	713,578	16,169	(352,885)	376,862

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	49

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statements of Assets and Liabilities represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $395,043,462 and $204,072,985 for the Centerstone Investors Fund and Centerstone International Fund, respectively, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

	Centerstone	Centerstone
	Investors Fund	International Fund
Gross unrealized appreciation:	$28,231,099	$8,725,385
Gross unrealized depreciation:	(27,771,680)	(15,384,534)
Net unrealized appreciation/(depreciation):	$459,419	$(6,659,149)

The tax character of the Funds distributions paid for the year ended March 31, 2019 and March 31, 2018 were as follows:

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2019	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$7,250,929	$4,893,518	$—	$12,144,447
Centerstone International Fund	3,734,840	3,406,403	$—	7,141,243

For fiscal year	Ordinary	Long-Term	Return of
ended 3/31/2018	Income	Capital Gains	Capital	Total
Centerstone Investors Fund	$2,600,858	$140,594	$—	$2,741,452
Centerstone International Fund	2,006,902	176,470	—	2,183,372

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Funds utilized equalization in the amount of $482,700 and $452,670, for the Centerstone Investors Fund and Centerstone International Fund, respectively, which resulted in a difference between tax distributions and book distributions as disclosed on the Statements of Changes for the year ended March 31, 2019. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications. In addition, the difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $464,746 for year ended March 31, 2019 for Centerstone International Fund, which have been passed through to the Fund’s underlying shareholders and are deemed dividends for tax purposes.

50	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

As of March 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Centerstone Investors Fund

Total
Undistributed	Undistributed	Post October	Capital		Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Loss Carry	Other Book/	Appreciation/	Earnings/
Income	Capital Gains	Late Year Loss	Forwards	Tax Differences	(Depreciation)	(Deficits)
$1,536,404	$—	$(440,103)	$—	$—	$448,011	$1,544,312

Centerstone International Fund

Total
Undistributed	Undistributed	Post October	Capital		Unrealized	Accumulated
Ordinary	Long-Term	Loss and	Loss Carry	Other Book/	Appreciation/	Earnings/
Income	Capital Gains	Late Year Loss	Forwards	Tax Differences	(Depreciation)	(Deficits)
$984,052	$229,757	$(1,130,466)	$—	$—	$(6,668,621)	$(6,585,278)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts, open forward foreign currency contracts, passive foreign investment companies, and adjustments for real estate investment trusts, partnerships and grantor trusts.

The unrealized appreciation/(depreciation) in the table above includes net unrealized foreign currency losses of $11,408 for the Centerstone Investors Fund and $9,472 for the Centerstone International Fund.

Permanent book and tax differences, primarily attributable to the Funds’ use of equalization, resulted in reclassifications for the Funds for the year ended March 31, 2019 as follows:

		Total
	Paid in	Distributable
	Capital	Earnings
Centerstone Investors Fund	$482,701	$(482,701)
Centerstone International Fund	452,671	(452,671)

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	51

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

7.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund in which the short-term redemption occurs. For the year ended March 31, 2019, the Centerstone Investors Fund and the Centerstone International Fund assessed $13,199 and $23,887 in redemption fees, respectively.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the outstanding voting securities of a Fund creates the presumption of control of the Fund, under Section 2(a)(a) of the 1940 Act. As of March 31, 2019, Charles Schwab & Co. Inc. held in omnibus accounts for the benefit of others approximately 25% and 36% of the outstanding voting securities of the Centerstone Investors Fund and Centerstone International Fund, respectively.

9.	RECENT ACCOUNTING PRONOUNCEMENTS AND REPORTING UPDATES

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For

52	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

NOTES TO FINANCIAL STATEMENTS

March 31, 2019

investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. These amendments have been adapted with these financial statements.

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adapted with these financial statements.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	53

TO THE SHAREHOLDERS OF CENTERSTONE INVESTORS FUND

AND CENTERSTONE INTERNATIONAL FUND

AND BOARD OF TRUSTEES OF CENTERSTONE INVESTORS TRUST

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Centerstone Investors Trust, comprising Centerstone Investors Fund and Centerstone International Fund (the “Funds”) as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

54	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, brokers, and counterparty. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 24, 2019

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	55

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transactional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual-Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period.”

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

56	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

FUNDS’ EXPENSES (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual(1)		(5% return before expenses)
				Expenses		Expenses
	Fund’s	Beginning	Ending	Paid During	Ending	Paid During
	Annualized	Account	Account	Period*	Account	Period*
	Expense	Value*	Value	10/1/18-	Value	10/1/18-
	Ratio	10/1/18	3/31/19	3/31/19	3/31/19	3/31/19
Class I:
Investors Fund	1.10%	$1,000.00	$972.00	$5.41	$1,019.45	$5.54
International Fund	1.10%	$1,000.00	$969.60	$5.40	$1,019.45	$5.54
Class A:
Investors Fund	1.35%	$1,000.00	$971.40	$6.64	$1,018.20	$6.79
International Fund	1.35%	$1,000.00	$968.50	$6.63	$1,018.20	$6.79
Class C:
Investors Fund	2.10%	$1,000.00	$967.10	$10.30	$1,014.46	$10.55
International Fund	2.10%	$1,000.00	$964.90	$10.29	$1,014.46	$10.55

(1)	Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days and divided by 365 (to reflect the one-half year period).

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	57

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Renewal of Investment Advisory Agreement —

Centerstone Investors Fund and Centerstone International Fund

At a quarterly meeting held on March 5, 2019, the Board of Trustees (the “Board”) of Centerstone Investors Trust (the “Trust”) (including a majority of those trustees who are not “interested persons” of the Trust (as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”)) considered the renewal of the investment advisory agreement (the “Agreement”) between Centerstone Investors, LLC (“Centerstone” or the “Adviser”) and the Trust, on behalf of each of its series, the Centerstone Investors Fund (the “Investors Fund”) and the Centerstone International Fund (the “International Fund”) (each a “Fund” and collectively, the “Funds”), respectively.

In connection with the Board’s consideration of the renewal of the Agreement with respect to each of the Funds, the Board received written materials in advance of the meeting, which included information regarding: (i)     the nature, extent, and quality of services provided to the Funds by Centerstone; (ii) a description of Centerstone’s investment management and other personnel and their background and experience; (iii) an overview of Centerstone’s operations and financial condition; (iv) a comparison of each Fund’s advisory fee and overall expenses with those of comparable mutual funds selected by an independent third party provider of mutual fund data; (v) performance information for comparable mutual funds and for comparatively managed accounts, if any; (vi) the level of profitability from Centerstone’s relationship with the Funds; (vii) a description of Centerstone’s brokerage practices (including any soft dollar arrangements); and (viii) Centerstone’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity and business continuity. At the meeting at which the renewal of the Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Adviser is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the

58	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Adviser to the Funds, including quarterly performance reports prepared by management containing reviews of investment results. The information received and considered by the Board in connection with the March meeting and throughout the year was both written and oral.

Throughout the process, the Board had the opportunity to ask questions of and request additional information from Centerstone. The Board was assisted by legal counsel for the Trust and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. Prior to and during the meeting at which the Board considered the Agreement, the Independent Trustees were advised by and met in executive sessions with their independent legal counsel at which no representatives of management were present. The Independent Trustees also received memoranda from their independent legal counsel and from counsel to the Trust discussing the legal standards for their consideration of the Agreement. In approving the Agreement with respect to each of the Funds, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.

Nature, Extent and Quality of Services. Prior to the Meeting, the Board had reviewed information and materials provided by Centerstone related to the Agreement with the Trust, including the Agreement, Centerstone’s Form ADV, a description of the firm and its organizational and management structure, Centerstone’s operational and regulatory history, the manner in which investment decisions are made and executed, Centerstone’s financial condition and ability to provide the services required under the Agreement, an overview of the personnel that perform services for the Funds, and Centerstone’s compliance policies and procedures, which had been reasonably designed to prevent violations of the federal securities laws. The Board also considered Centerstone’s risk management processes, liquidity management and its policies and procedures with respect to cybersecurity and business continuity. The Board also noted that, on a regular basis, it receives information from the Trust’s Chief Compliance Officer (“CCO”)

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	59

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including a Code of Ethics. The Board considered that Centerstone is responsible for the management of the day-to-day operations of the Funds, including but not limited to, monitoring and reviewing the activities of the Trust’s third-party service providers. The Board considered Centerstone’s level of staffing and its overall resources and received information regarding Centerstone’s compensation program. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to the Funds.

The Board considered Centerstone’s investment processes and philosophies. The Board took into account that Centerstone’s responsibilities include the development and maintenance of an investment program for each of the Funds that is consistent with each Fund’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, and the implementation of compliance controls related to performance of these services. The Board also reviewed information with respect to Centerstone’s brokerage policies and practices, including with respect to best execution and soft dollars.

The Board concluded that Centerstone had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Agreement and that the Adviser was able to provide a high quality of services under the Agreement with respect to each Fund.

Performance. Among other data, the Board considered a report prepared by an independent third party provider of mutual fund data (the “Independent Fund Data Provider”) that included each Fund’s performance, as compared to a group of funds selected by that provider that employ similar investment strategies as that Fund (the “performance peer group”), as well as to a larger group of funds (the “performance peer universe”) and to its respective benchmark index. The Board noted that while it found the data provided

60	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

by the Independent Fund Data Provider generally useful, it recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the performance peer group.

Among other data, the Board noted that the Investors Fund’s performance was above the median of its performance peer group and its benchmark and below the median of its performance peer universe for the one-year period ended December 31, 2018, and was below its performance peer group, performance peer universe and its benchmark for the period since inception through December 31, 2018. The Board noted that the International Fund’s performance for the one-year period and since inception ended December 31, 2018 was above the median of its performance peer group and performance peer universe and above its benchmark for the one-year period and below its benchmark for the period since inception. The Board noted the qualifications and experience of the portfolio manager for the Funds, including his positive long-term performance returns with respect to registered investment companies that he had previously managed. The Board took into account Centerstone’s discussion of the performance of each of the Funds relative to the performance of the Fund in its performance peer group and the performance of the benchmark, including the differences between each Fund’s investment strategy and the strategy of the category in which the Independent Fund Data Provider had placed it and the impact of the Adviser’s investment style and the current market environment on each Fund’s performance relative to its peers and benchmark, the Adviser’s discussion of the Funds’ volatility as compared to comparable funds and the Funds’ benchmarks, as well as the Funds’ performance over periods with more recent end dates. The Board also took into account the Funds’ relative performance compared to other funds deemed comparable to the Funds by the Adviser. The Board also took into account the relatively short performance record with respect to each of the Funds, including in view of the long-term investment strategy of the Adviser.

The Board concluded that the overall performance of each of the Funds was satisfactory.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	61

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Fees and Expenses. The Board reviewed comparative information prepared by the Independent Fund Data Provider, including, among other data, each Fund’s advisory fees and total expenses as compared to the fees and expenses of similarly situated investment companies deemed by the Independent Fund Data Provider to be comparable to the Funds. Among other information, the Board considered each Fund’s ranking within a smaller group of peer funds chosen by the Independent Fund Data Provider (the “expense peer group”), as well as each Fund’s ranking within a broader group of funds (the “expense universe”). The Board noted that the Investors Fund’s actual advisory fee (net of any fee waiver) was above the expense peer group median, and that the Investors Fund’s total net expenses for the 12-month period ended December 31, 2018, were at the expense peer group median. The Board noted that the International Fund’s actual advisory fee (net of any fee waiver) and total net expenses for the 12-month period ended December 31, 2018 were above the expense peer group median. The Board took into account Centerstone’s discussion of the Funds’ expenses, including differences between the amount of those expenses and the expenses borne by the funds in the respective expense peer groups, as well as the impact of the Funds’ current asset size, as well as the size of the fund complex, on expenses. The Board also noted actions taken by the Adviser to reduce the Funds’ operating expenses. The Board noted that Centerstone also has agreed to waive fees and/or reimburse expenses with respect to the Funds. The Board noted that Centerstone did not manage any comparable accounts. The Board concluded that the advisory fee for each of the Funds was reasonable.

Profitability. The Board considered Centerstone’s profitability based on current asset levels and whether such profits were reasonable in light of the services Centerstone provided to the Funds. The Board reviewed a profitability analysis prepared by Centerstone, and noted the costs of managing the Funds. The Board also took into account the risks that the Adviser assumes, including entrepreneurial, operational, reputational, litigation and regulatory risk. The Board considered that Centerstone was waiving and/or reimbursing Fund operating expenses. The Board concluded that Centerstone’s level of profitability, if any, from its relationship with the Funds was not excessive.

62	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the Funds’ advisory fee levels reflected economies of scale for the benefit of shareholders. The Board considered that while expenses of managing each of the Funds as a percentage of assets under management are expected to decrease as the Funds’ assets grow, at current asset levels, economies of scale are not a relevant consideration. The Board noted that it would revisit whether economies of scale exist in the future after the Funds had achieved sufficient size. The Board also noted that if the Funds’ assets increase over time, the Funds may realize other economies of scale.

Other Benefits. The Board also considered the character and amount of other direct and indirect benefits received by Centerstone from its relationship with the Funds. The Board concluded that potential “fall-out” benefits that Centerstone might receive, such as reputational benefits or increased ability to obtain research services, were reasonable and might, in some cases, benefit the Funds.

Conclusion. Based on the Board’s evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including all of the Independent Trustees, concluded that approval of the Agreement with respect to each Fund would be in the best interest of each Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the renewal of the Agreement with respect to each Fund.

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	63

CENTERSTONE INVESTORS

SUPPLEMENTAL INFORMATION (Unaudited)

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 877.314.9006 or by referring to the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 800.SEC.0330. The information on Form N-Q is available without charge, upon request, by calling 877.314.9006.

64	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS TRUST

PRIVACY NOTICE

February 2016

FACTS	WHAT DOES CENTERSTONE INVESTORS TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

	w	Social Security number and wire transfer instructions

What?	w	account transactions and transaction history

	w	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons CENTERSTONE INVESTORS TRUST chooses to share; and whether you can limit this sharing.

Does Centerstone
Reasons we can share your	Investors Trust share	Can you limit
personal information	information?	this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes – to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

Questions?     Call 402.493.4603

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	65

CENTERSTONE INVESTORS TRUST

PRIVACY NOTICE

What we do

How does Centerstone Investors Trust protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Centerstone Investors Trust collect my personal information?	We collect your personal information, for example, when you

	w	open an account or deposit money

	w	direct us to buy securities or direct us to sell your securities

	w	seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Federal law gives you the right to limit only:

Why can’t I limit all sharing?	w	sharing for affiliates’ everyday business purposes – information about your creditworthiness.

	w	affiliates from using your information to market to you.

	w	sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

	w	CENTERSTONE INVESTORS TRUST has no affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

	w	CENTERSTONE INVESTORS TRUST does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

	w	CENTERSTONE INVESTORS TRUST does not jointly market.

66	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

TRUSTEES & OFFICERS

Independent Trustees

			Number of
			Portfolios	Other
			in Fund	Directorships
			Complex	held by Trustee
Name,	Position/	Principal Occupation	Overseen	During the Past
Year of Birth	Term of Office*	During the Past Five Years	by Trustee	Five Years
Paul Coghlan 1945	Independent Trustee since Mar. 2016.	CFO, Linear Technology Corp. (Dec. 1986—Jun. 2015).	2	None
Felix Rivera 1963	Independent Trustee since Mar. 2016.	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy) (Jan. 2011—present).	2	BlueArc Multi-Strategy Fund (2014-2017); Advisors Preferred Trust (since 2012).
Anita K. Krug 1969	Independent Trustee since Mar. 2016.	Vice Chancellor, University of Washington Bothell (since Aug. 2018); Professor, University of Washington School of Law (since 2016); Associate Professor, University of Washington School of Law (2014—2016); Assistant Professor, University of Washington School of Law (2010—2014).	2	Altegris KKR Commitments Master Fund (since 2014); Two Roads Shared Trust (since 2012).

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	67

TRUSTEES & OFFICERS

Interested Trustees and Officers

Number of
			Portfolios	Other
			in Fund	Directorships
			Complex	held by Trustee
Name,	Position/	Principal Occupation	Overseen	During the Past
Year of Birth	Term of Office*	During the Past Five Years	by Trustee	Five Years
Abhay Deshpande** 1970	Trustee, President and Chief Executive Officer since Jan. 2016.	Founder & CIO of the Advisor (2015—present); Portfolio Manager, First Eagle Investment Management, LLC (2007—2014).	2	None
Philip Santopadre 1977	Treasurer, Secretary and Chief Financial Officer since Mar. 2016.	COO, CFO and CCO of the Advisor (Mar. 2016—present); Treasurer, First Eagle Funds and First Eagle Variable Funds (Sept. 2005—Mar. 2016); Vice President, First Eagle Investment Management, LLC (Jul. 2006—Mar. 2016).	N/A	N/A
Brian Curley 1976	Assistant Treasurer since Mar. 2016.	Vice President, Gemini Fund Services, LLC.	N/A	N/A
Jennifer Farrell 1969	Assistant Secretary since Mar. 2016.	Manager, Legal Administration, Gemini Fund Services, LLC.	N/A	N/A
Michael Wagner 1950	Chief Compliance Officer since Nov. 2016.	President, Northern Lights Compliance Services, LLC.	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Abhay Deshpande is an “interested person” of the Trust as that term is defined under the 1940 Act because of his affiliation with Centerstone Investors LLC, the Funds’ Advisor. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-314-9006.

68	Centerstone Investors ♦ Annual Report ♦ March 31, 2019

CENTERSTONE INVESTORS

Investment Advisor

Centerstone Investors, LLC

135 Fifth Avenue

Suite 3

New York, NY 10010

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue

Suite 800

Cleveland, OH 44115

Legal Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent, Fund Accountant and Fund Administrator

Gemini Fund Services, LLC

17645 Wright Street

Suite 200

Omaha, NE 68130

Distributor

Northern Lights Distributors, LLC

17645 Wright Street

Suite 200

Omaha, NE 68130

Centerstone Investors ♦ Annual Report ♦ March 31, 2019	69

CENTERSTONE INVESTORS

Centerstone Investors • 135 Fifth Avenue, Suite 3 • New York, New York 10010
212.503.5790 • centerstoneinv.com • in

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $27,500

2018 - $27,000

(b)	Audit-Related Fees

2019 - None

2018 - None

(c)	Tax Fees

2019 - $7,000

2018 - $6,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - None

2018 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2019	2018
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 – $7,000

2018 – $6,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable Fund is an open-end management investment company

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centerstone Investors Trust

By (Signature and Title)

/s/ Abhay Deshpande

Abhay Deshpande, Principal Executive Officer/President

Date 6/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Abhay Deshpande

Abhay Deshpande, Principal Executive Officer/President

Date 6/5/19

By (Signature and Title)

/s/ Philip Santopadre

Philip Santopadre, Treasurer/Principal Financial Officer

Date 6/5/19